Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Janney
Montgomery Scott LLC; Keefe,
Bruyette & Woods, Inc.; Wells
Fargo Securities, LLC
Name of Issuer:
PEOPLE'S UNITED FIN INC
Title of Security:
PEOPLE'S UNITED
Date of First Offering:
10/24/16
Dollar Amount Purchased:
5,432,500
Number of Shares or Par Value of
Bonds Purchased:
217,300
Price Per Unit:
25.00
Resolution Approved:
Approved at the February 16,
2017 Board Meeting.*


Name of Fund:
Goldman Sachs Emerging Markets
Equity Fund
Name of Underwriter or Dealer
Purchased From:
ICBC Standard Bank plc
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Investec
Bank plc; Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Name of Issuer:
Dis-Chem Pharmacies Ltd
Title of Security:
DIS-CHEM PHARMACIES
(PTY) LTD
Date of First Offering:
11/15/16
Dollar Amount Purchased:
688,026
Number of Shares or Par Value of
Bonds Purchased:
528,804
Price Per Unit:
18.50
Resolution Approved:
Approved at the February 16, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BBVA Securities Inc.;
BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.;
Credit Agricole Securities (USA)
Inc.; Deutsche Bank Securities
Inc.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner &
Smith, Inc.; Mizuho Securities
USA Inc.; Morgan Stanley & Co.
LLC; MUFG Securities Americas
Inc.; Natixis Securities Americas
LLC; Scotia Capital (USA) Inc.;
Wells Fargo Securities, LLC
Name of Issuer:
CHESAPEAKE ENERGY CORP
Title of Security:
CHESAPEAKE ENERGY CORP
8% 15 JAN 2025-20 144A REGS
Date of First Offering:
12/06/16
Dollar Amount Purchased:
2,463,050
Number of Shares or Par Value of
Bonds Purchased:
2,500,000
Price Per Unit:
98.52
Resolution Approved:
Approved at the February 16, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Tactical Tilt
Overlay Fund
Name of Underwriter or Dealer
Purchased From:
Merrill Lynch, Pierce, Fenner &
Smith, Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global
Markets Inc.; Deutsche Bank
Securities Inc.; HSBC Securities
(USA) Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Morgan
Stanley & Co. LLC; MUFG
Securities Americas Inc.; Pareto
Securities AS; RBC Capital
Markets, LLC; Scotia Capital
(USA) Inc.; Wells Fargo
Securities, LLC
Name of Issuer:
ROWAN COMPANIES INC
Title of Security:
ROWAN COMPANIES, INC.
7.375% 15 JUN 2025-25
Date of First Offering:
12/06/16
Dollar Amount Purchased:
2,150,000
Number of Shares or Par Value of
Bonds Purchased:
2,150,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 16, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Tactical Tilt
Overlay Fund
Name of Underwriter or Dealer
Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BBVA Securities Inc.;
BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.;
Credit Agricole Securities (USA)
Inc.; Deutsche Bank Securities
Inc.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner &
Smith, Inc.; Mizuho Securities
USA Inc.; Morgan Stanley & Co.
LLC; MUFG Securities Americas
Inc.; Natixis Securities Americas
LLC; Scotia Capital (USA) Inc.;
Wells Fargo Securities, LLC
Name of Issuer:
CHESAPEAKE ENERGY CORP
Title of Security:
CHESAPEAKE ENERGY CORP
8% 15 JAN 2025-20 144A REGS
Date of First Offering:
12/06/16
Dollar Amount Purchased:
3,522,161
Number of Shares or Par Value of
Bonds Purchased:
3,575,000
Price Per Unit:
98.52
Resolution Approved:
Approved at the February 16, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global
Markets Inc.; Credit Suisse
Securities (USA) LLC; J.P.
Morgan Securities LLC; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.
Name of Issuer:
STARWOOD PROPERTY
TRUST
Title of Security:
STARWOOD PROPERTY
TRUST, IN 5% 15 DEC 2021-21
144A
Date of First Offering:
12/09/16
Dollar Amount Purchased:
3,300,000
Number of Shares or Par Value of
Bonds Purchased:
3,300,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 16, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BMO Capital Markets
Corp.; Citigroup Global Markets
Inc.; Credit Suisse Securities
(USA) LLC; Deutsche Bank
Securities Inc.; J.P. Morgan
Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC;
MUFG Securities Americas Inc.;
RBC Capital Markets, LLC; Scotia
Capital (USA) Inc.; SMBC Nikko
Securities Inc.; Wells Fargo
Securities, LLC
Name of Issuer:
BROADCOM CRP / CAYMAN FI
Title of Security:
BROADCOM CORPORATION
3.875% 15 JAN 2027-26 144A
Date of First Offering:
01/11/17
Dollar Amount Purchased:
7,018,839
Number of Shares or Par Value of
Bonds Purchased:
7,050,000
Price Per Unit:
99.56
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.**


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global
Markets Inc.; J.P. Morgan
Securities LLC; Morgan Stanley
& Co. LLC; RBC Capital
Markets, LLC; SunTrust Robinson
Humphrey, Inc.
Name of Issuer:
ZAYO GROUP LLC/ZAYO CAP
Title of Security:
ZAYO GROUP, LLC 5.75% 15
JAN 2027-22 144A
Date of First Offering:
01/12/17
Dollar Amount Purchased:
1,810,000
Number of Shares or Par Value of
Bonds Purchased:
1,810,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.**


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BMO Capital
Markets Corp.; Credit Suisse
Securities (USA) LLC; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC;
Nomura Securities Co., Ltd.; Rabo
Securities USA, Inc.; SunTrust
Robinson Humphrey, Inc.; UBS
Securities LLC; Wells Fargo
Securities, LLC
Name of Issuer:
POST HOLDINGS INC
Title of Security:
POST HOLDINGS, INC. 5.5% 01
MAR 2025-20 144A
Date of First Offering:
02/06/17
Dollar Amount Purchased:
5,700,000
Number of Shares or Par Value of
Bonds Purchased:
5,700,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.**


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BMO Capital
Markets Corp.; BNP Paribas
Securities Corp.; Capital One
Securities, Inc.; Credit Suisse
Securities (USA) LLC; ING
Financial Markets LLC; J.P.
Morgan Securities LLC; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.; Natixis Securities Americas
LLC; RBC Capital Markets, LLC;
SunTrust Robinson Humphrey,
Inc.; Wells Fargo Securities, LLC
Name of Issuer:
HALCON RESOURCES CORP
Title of Security:
HALCON RESOURCES
CORPORA 6.75% 15 FEB 2025-
20 144A
Date of First Offering:
02/09/17
Dollar Amount Purchased:
5,350,000
Number of Shares or Par Value of
Bonds Purchased:
5,350,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.**


Name of Fund:
Goldman Sachs Tactical Tilt
Overlay Fund
Name of Underwriter or Dealer
Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; BMO Capital
Markets Corp.; BNP Paribas
Securities Corp.; Capital One
Securities, Inc.; Credit Suisse
Securities (USA) LLC; ING
Financial Markets LLC; J.P.
Morgan Securities LLC; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.; Natixis Securities Americas
LLC; RBC Capital Markets, LLC;
SunTrust Robinson Humphrey,
Inc.; Wells Fargo Securities, LLC
Name of Issuer:
HALCON RESOURCES CORP
Title of Security:
HALCON RESOURCES
CORPORA 6.75% 15 FEB 2025-
20 144A
Date of First Offering:
02/09/17
Dollar Amount Purchased:
9,150,000
Number of Shares or Par Value of
Bonds Purchased:
9,150,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017
Board Meeting.**


Name of Fund:
Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer
Purchased From:
Barclays Capital Inc.
Names of Underwriting
Syndicate Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global
Markets Inc.; Deutsche Bank
Securities Inc.; DNB Markets Inc.;
HSBC Securities (USA) Inc.; J.P.
Morgan Securities LLC; Morgan
Stanley & Co. LLC; RBC Capital
Markets, LLC; TD Securities Inc.
Name of Issuer:
VALEANT PHARMACEUTICALS
Title of Security:
VALEANT PHARMACEUTICALS
I 6.5% 15 MAR 2022-19 144A
Date of First Offering:
03/09/17
Dollar Amount Purchased:
1,950,000
Number of Shares or Par Value
of Bonds Purchased:
1,950,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Barclays Capital Inc.
Names of Underwriting
Syndicate Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.; Citigroup Global
Markets Inc.; Deutsche Bank
Securities Inc.; DNB Markets Inc.;
HSBC Securities (USA) Inc.; J.P.
Morgan Securities LLC; Morgan
Stanley & Co. LLC; RBC Capital
Markets, LLC; TD Securities Inc.
Name of Issuer:
VALEANT PHARMACEUTICALS
Title of Security:
VALEANT PHARMACEUTICALS
INT 7% 15 MAR 2024-20 144A
Date of First Offering:
03/09/17
Dollar Amount Purchased:
2,400,000
Number of Shares or Par Value
of Bonds Purchased:
2,400,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Emerging Markets
Equity Fund
Name of Underwriter or Dealer
Purchased From:
Citigroup Global Markets Ltd.
Names of Underwriting
Syndicate Members:
Goldman, Sachs & Co.; Banco
Bilbao Vizcaya Argentaria, S.A.;
BBVA Securities Inc.;  Caixabank,
S.A.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.; Itau
BBA USA Securities, Inc.; Santander
Investment Securities Inc.
Name of Issuer:
Prosegur Cash SA
Title of Security:
PROSEGUR CASH, S.A.
Date of First Offering:
03/16/17
Dollar Amount Purchased:
2,410,205
Number of Shares or Par Value
of Bonds Purchased:
1,122,435
Price Per Unit:
2.00
Resolution Approved:
Approved at the June 15, 2017 Board
Meeting.**



*	Resolution adopted at the Meeting of the Board of Trustees on
February 16, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended December 31, 2016 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").

**	Resolution adopted at the Meeting of the Board of Trustees on
June 15, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended March 31, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").